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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       THE SECURITIES EXCHANGE ACT OF 1934

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        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) December 13, 2002

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                       FIRST NIAGARA FINANCIAL GROUP, INC.
             (Exact Name of Registrant as Specified in its Charter)



          Delaware                   0-23975                   16-1545669
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 (State or Other Jurisdiction   (Commission file No.)        (I.R.S. Employer
      of Incorporation)                                      Identification No.)


6950 South Transit Road, P.O. Box 514, Lockport, New York             14095-0514
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(Address of Principal Executive Offices)                              (Zip Code)


Registrant's telephone number, including area code:               (716) 625-7500
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                                 Not Applicable
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          (Former name or former address if changed since last report)

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Items 1, 2, 3, 4, 6, 8 and 9:                        Not Applicable.


Item 5.  Other Events

     On December 13, 2002, First Niagara Financial Group, Inc. received
Office of Thrift Supervision approval for the acquisition of Finger Lakes Bancorp, Inc. and its wholly owned subsidiary, Savings Bank of the Finger Lakes. The merger remains subject to the approval of the shareholders of Finger Lakes Bancorp, which has a special meeting of shareholders scheduled for December 30, 2002. A copy of the press release announcing the receipt of regulatory approval is filed as exhibit 99.1 to this report.


Item 7.  Financial Statements and Exhibits

(a)      Not Applicable.

(b)      Not Applicable.

(c)      Exhibits.


         Exhibit
         Number     Description
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         99.1       Press release dated December 18, 2002




                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                      FIRST NIAGARA FINANCIAL GROUP, INC.

                      By:    /s/ Paul J. Kolkmeyer
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                             Paul J. Kolkmeyer
                             Executive Vice President,
                             Chief Operating Officer and
                             Chief Financial Officer
                             (Duly authorized representative)


Dated: December 19, 2002